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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - January 29, 2002
                                                          -----------------



                         NORTH FORK BANCORPORATION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




          DELAWARE                        1-10458                 36-3154608
  ----------------------------       --------------------         ----------
 (State or other jurisdiction           (Commission             (IRS Employer
  of incorporation)                      File Number)        Identification No.)



 275 Broadhollow Road
 Melville, New York                                                 11747
 ----------------------------------------                         ----------
 (Address of principal executive offices)                         (Zip Code)




 Registrant's telephone number, including area code:         (631) 844-1004
                                                             --------------




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ITEM 9.    REGULATION FD DISCLOSURE

         North Fork Bancorporation, Inc. announced today that it will be presenting at the Salomon Smith Barney Financial Services conference on Wednesday, January 30, 2002. Salomon Smith Barney is scheduled to audio-webcast North Fork's presentation live during the conference. In order to access this webcast log on to www.veracast.com/ssb/2002/financial-services/22202521.cfm. This presentation will be available on North Fork Bank's website at www.northforkbank.com.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of the Business Acquired.
         Not Applicable

(b)      Pro Forma Financial Information
         Not Applicable

(c)      Exhibits

         99.1     Press Release dated January 29, 2002








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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2002                      NORTH FORK BANCORPORATION, INC.


                                            By:  /s/  Daniel M. Healy
                                                 -------------------------------
                                                      Daniel M. Healy
                                                      Executive Vice President
                                                      Chief Financial Officer








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